UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2009

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32389 (Commission file number)	41-2111139 (IRS Employer Identification No.)

10172 Linn Station Road

Louisville, Kentucky 40223

(Address of principal executive offices)

(502) 426-4800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Partnership’s Certifying Accountants.

On July 29, 2009, NTS Realty Holdings Limited Partnership (the “Partnership”) reported on Form 8-K (the “Original Form 8-K”) that on July 24, 2009, the Audit Committee of the Partnership’s managing general partner’s Board of Directors approved the dismissal of Ernst & Young LLP (“E & Y”) as the Partnership’s independent certifying accountant.  With respect to E & Y’s reports on the Partnership’s consolidated financial statements for (1) the two years ended December 31, 2008 and 2007 and (2) the two years ended December 31, 2007 and 2006, the Partnership clarifies that such reports did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2008 and 2007, as well as the interim period preceding the dismissal, there were no disagreements or “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K between the Partnership and E & Y on any matters of accounting principles of practices, financial statement disclosure or auditing scope or procedure, which, if no resolved to the satisfaction of E & Y, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.  However, as reported in the Original Form 8-K, the Partnership did have a material weakness in internal accounting controls as disclosed in its 2008 Form 10-K.

The Partnership has provided E & Y with a copy of the foregoing disclosures and has requested that E & Y furnish the Partnership with a new letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements.  A copy of E & Y’s letter to the SEC, dated August 20, 2009, is filed as Exhibit 16 hereto.

In addition, as reported in the Original Form 8-K, on July 24, 2009, the Audit Committee approved the engagement of BKD, LLP as the Partnership’s new independent certifying accountant.  During the two most recent years and the subsequent interim period to the date of engagement, the Partnership did not consult with BKD, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	16.1	Letter of concurrence from E & Y to the Securities and Exchange Commission regarding changes in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

By:	NTS Realty Capital, Inc.
Its:	Managing General Partner

By:	Gregory A. Wells
Its:	Executive Vice President and CFO

Date:	August 21, 2009